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                                                                   EXHIBIT 10.17

                          SINGLE PRINCIPAL PAYMENT NOTE



U.S. $200,000                                                   December 1, 1999
                                                                Phoenix, Arizona


                  FOR VALUE RECEIVED, Lou L. Ross ("Borrower"), hereby promises to pay to the order of National Scientific Corporation, a Texas corporation ("Lender"), the principal amount of $200,000, together with interest on the principal balance outstanding hereunder, from (and including) the date of disbursement until (but not including) the date of payment, at a per annum rate equal to the Stated Interest Rate specified below, in accordance with the following terms and conditions:

         1. STATED INTEREST RATE. The principal balance outstanding hereunder from time to time shall bear interest at 9% per annum, calculated daily on the basis of actual days elapsed over a 360-day year.

         2. MATURITY. The principal balance outstanding hereunder, together with all accrued interest and other amounts payable hereunder, if not sooner paid as provided herein, shall be due and payable December 1, 2000. Lender may extend the time for payment of or renew this Note, or release any party from liability hereunder, and any such extension, renewal, release or other indulgence shall not alter or diminish the liability of Borrower or any other person or entity who is or may become liable on this Note.

         3. EVENTS OF DEFAULT; ACCELERATION. The occurrence of any one or more of the following events shall constitute an "Event of Default" hereunder, and upon such Event of Default, the entire principal balance outstanding hereunder, together with all accrued interest and other amounts payable hereunder, at the election of Lender, shall become immediately due and payable, without any notice to Borrower:

                  (a) Nonpayment of principal, interest or other amounts when the same shall become due and payable hereunder; or

                  (b) The failure of Borrower to comply with any provision of this Note.

         4. WAIVERS. Except as set forth in this Note, to the extent permitted by applicable law, Borrower, and each person who is or may become liable hereunder, severally waive and agree not to assert: (a) any homestead or exemption rights; (b) demand, diligence, grace, presentment for payment, protest, notice of nonpayment, nonperformance, extension, dishonor, maturity, protest and default; and (c) recourse to guaranty or suretyship defenses (including, without limitation, the right to require the Lender to bring an action on this Note).

         5. NO WAIVER BY LENDER. No delay or failure of Lender in exercising any right hereunder shall affect such right, nor shall any single or partial exercise of any right preclude further exercise thereof.
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         6. GOVERNING LAW. This Note shall be construed in accordance with and governed by the laws of the State of Arizona, without regard to the choice of law rules of the State of Arizona.

         7. AMENDMENTS. No amendment, modification, change, waiver, release or discharge hereof and hereunder shall be effective unless evidenced by an instrument in writing and signed by the party against whom enforcement is sought.

         8. SEVERABILITY. If any provision hereof is invalid or unenforceable, the other provisions hereof shall remain in full force and effect and shall be liberally construed in favor of Lender in order to effectuate the other provisions hereof.

         IN WITNESS WHEREOF, Borrower has executed this Note as of the date first set forth above.

                                                  "BORROWER"



                                                            /s/ L. L. Ross
                                                  -----------------------------
                                                  Lou L. Ross



                                                  Address of Borrower:



                                                  2243 North Lemon St.
                                                  -----------------------------



                                                  Mesa, Arizona 85215
                                                  -----------------------------



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